SUMMARY PROSPECTUS	November 3, 2025

Horizon International Managed Risk ETF

SFTX

Before you invest, you may want to review the Prospectus for the International Managed Risk ETF (as defined below), which contains more information about the Managed Risk Fund and its risks. The current statutory Prospectus and Statement of Additional Information (“SAI”) dated November 3, 2025, are incorporated by reference into this Summary Prospectus. You can find the Managed Risk Fund’s Prospectus, SAI, reports to shareholders, and other information about the International Managed Risk ETF online at www.horizonmutualfunds.com. You can also get this information at no cost by calling 1-855-754-7932 or by sending an e-mail request to funds@horizoninvestments.com.

Investment Objective

The Horizon International Managed Risk ETF (the “International Managed Risk Fund” or the “Fund”) seeks to provide total return and to limit exposure to downside risk.

Fees and Expenses of the International Managed Risk Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the International Managed Risk Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.82%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.82%

(1)	“Other Expenses” are estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the International Managed Risk Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the International Managed Risk Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Managed Risk Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$84	$263

Portfolio Turnover

The International Managed Risk Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the International Managed Risk Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies of the International Managed Risk Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by utilizing two primary strategies: (1) the Equity Strategy, and (2) the Risk Assist® Strategy.

Equity Strategy: The Fund invests primarily in equity securities of non-U.S. companies across developed and emerging markets. In addition to investing in the equity securities of non-U.S. companies directly, the Fund may also gain exposure to such companies by investing in American Depositary Receipts (“ADRs”) and in ETFs with exposure to such companies. The Fund may also invest in equity securities of U.S. companies that derive a significant portion of their revenue from international markets.

The Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), employs a flexible approach that combines active management and quantitative models to allocate the Fund’s portfolio among issuers, sectors, countries, and/or factors (such as growth, value, momentum, quality, size, and volatility). Horizon selects securities believed to offer the highest projected return for a given level of risk, using a multi-disciplinary approach that includes economic, quantitative, and fundamental analysis. The Fund will invest its assets to gain exposure to at least three different countries, excluding the United States. Horizon selects portfolio investments without restriction as to the issuer’s market capitalization.

The Fund may engage in frequent trading to achieve its objective and, depending on Horizon’s outlook and market conditions, may focus its investments in particular sectors or areas of the economy or in particular countries.

Risk Assist® Strategy: The Fund’s Risk Assist® Strategy seeks to reduce downside risk by adjusting the Fund’s exposure to equity markets during periods of increased market volatility or heightened risk, as determined by Horizon. Horizon will opportunistically allocate Fund assets between the Equity Strategy and the Risk Assist® Strategy in an effort to reduce downside risk. Although Horizon may elect to allocate 100% of the Fund’s assets to the Risk Assist® strategy, it is not required to. Instead, Horizon generally employs the Risk Assist® strategy in stages, and Horizon may elect to allocate between 0% and 100% of the Fund’s assets to the Risk Assist® strategy, depending on Horizon’s determination of current market risk.

Under the Risk Assist® strategy, Horizon continually monitors market conditions with a specific focus on indicators of abnormal or severe risk, such as rising market volatility and declining global equity values. Based on its proprietary process, Horizon may then initiate a portfolio risk reduction when certain thresholds are met.

Horizon typically implements this risk reduction by reallocating some portion (up to 100%) of the Fund’s portfolio to U.S. Treasury Securities or other Cash Equivalents (each as defined below). U.S. Treasury Securities may include, without limitation, Treasury bonds, Treasury notes, and Treasury Inflation-Protected Securities (TIPS); exchange-traded options on such securities; and repurchase agreements fully collateralized by them. Cash Equivalents may include money market instruments such as obligations of U.S. and foreign banks, corporate obligations, U.S. government and municipal securities, asset-backed securities, and repurchase agreements, each paying a fixed, variable, or floating interest rate. The Fund may also invest in money market funds or ETFs that primarily hold Cash Equivalents. There is no limitation on the maturity or duration of the U.S. Treasury Securities in which the Fund may invest.

The Risk Assist® Strategy is designed to mitigate significant declines in the Fund’s equity portfolio, aiming to preserve capital during market downturns while remaining positioned to participate in equity market recoveries.

Options: The Fund may, at times, seek to generate income through the use of an options strategy involving primarily the sale and purchase of put and call options on broad-based securities indices or ETFs that track broad-based securities indices. The Fund expects to engage in “put spread” transactions, which consist of a sold put option on a portion of the Fund’s portfolio, and purchased put option of the same maturity with a lower strike price. The Fund seeks to generate income from the sold put options while the purchased put options with a lower strike are used to hedge against a decline of the option’s reference asset. The use of this strategy is expected to increase the Fund’s volatility. Options purchased by the Fund will are generally exchange-traded (including Flexible Exchange Options (“FLEX Options”)). FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Terms that can be customized for FLEX Options include exercise price, exercise styles, and expiration dates.

During periods where equity markets are relatively stable or rising in value such that the option premiums received by the Fund exceed the change in value of the sold put option, the strategy may outperform an otherwise similar strategy that does not sell put options. Alternatively, during periods of falling markets where gains in the sold put options exceed the premiums received, the strategy would be expected to underperform an otherwise similar strategy with no sold put options. In those cases, however, losses will be hedged at values of the reference asset below the strike price of the long put option.

In addition to the sale and purchase of put options discussed above, the Fund may also buy or write put and call options on individual securities (including ETFs) or securities indices for investment purposes, to hedge other investments, or to generate additional option premiums for the Fund. The Fund’s options investments may involve “covered” positions where the Fund may write a call option on an underlying position to generate income. The Fund may involve a “collateralized” strategy more generally, where the Fund may write put options on a security whose value is collateralized by cash (“cash-secured puts”) or otherwise collateralized by the Fund’s securities. The Fund may also write options on individual securities that it does not hold in its portfolio (i.e., “naked” options), which have the potential for unlimited loss.

In addition to the put spreads discussed above, the Fund’s option strategies may also involve other options combinations, such as spreads, straddles and collars. In “spread” transactions, the Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different strike prices, expiration dates, or both. When the Fund engages in spread transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. In “straddles,” the Fund purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and the same strike price. A “collar” position combines a put option purchased by the Fund (the right of the Fund to sell a specific security within a specified period) with a call option that is written by the Fund (the right of the counterparty to buy the same security) in a single instrument, and the Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option; however, downside protection may be limited as compared to just owning a single option. There is no limit on the number or size of the options transactions in which the Fund may engage.

The Fund’s use of options may be opportunistic and vary based on Horizon’s market outlook, risk assessment, and portfolio management objectives. The Fund may also use options for hedging purposes, to manage portfolio risk, or to enhance return potential in a cost-effective manner.

The Fund’s investment strategies, including its use of options, are subject to change based on Horizon’s ongoing assessment of market conditions and the investment opportunities available.

Principal Risks of the International Managed Risk Fund

Many factors affect the International Managed Risk Fund’s performance. The International Managed Risk Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Fund and there is no guarantee that the Fund will achieve its investment objective. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Management Risk. The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets. Horizon may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Risk Assist® Strategy Risk. The ability of the International Managed Risk Fund to meet its investment objective is directly related to Horizon’s ability to effectively allocate Fund assets to, and otherwise implement, the Risk Assist® Strategy. Implementing the Fund’s Risk Assist® Strategy may result in periods when the Fund is invested primarily or entirely in Cash Equivalents (as opposed to equity securities). There can be no guarantee that the Risk Assist® Strategy, including the ratchet function, will be successful in preventing losses in the Fund’s portfolio, particularly during periods of rapid or severe market declines. Because the Risk Assist® Strategy may be implemented in stages, the Fund may retain equity market exposure even during times when risk-reduction actions are being undertaken, which could result in losses not being avoided. To the extent that the Risk Assist® Strategy is implemented, the Fund may not participate fully in market gains or benefit from capital appreciation or income from equity securities. The implementation of the Risk Assist® Strategy may also result in higher portfolio turnover and increased transaction costs compared to funds that do not employ such strategies. If the Risk Assist® Strategy is not implemented in a timely or effective manner, the Fund may underperform. In addition, the portfolio managers’ analysis of economic trends or other factors may be incorrect and may not produce the intended results.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Equity Securities Risk. Equity securities typically have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may decline due to factors affecting equity markets generally, particular industries, or specific companies.

Large Capitalization Company Risk. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Smaller and Medium Issuer Risk. Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Foreign Securities Risks. Investments in foreign securities may subject the Fund to risks that are not typically present when investing in US companies. These risks include increased volatility or losses due to differences in accounting standards, financial disclosures, and regulatory oversight, as well as less developed legal systems that may restrict the Fund’s ability to enforce rights or recover losses. Foreign securities markets may be smaller, less liquid, and more volatile, which can make it more difficult for the Fund to buy or sell investments at advantageous prices or times. The Fund’s investments and returns may also be negatively affected by political, economic, or social developments in foreign countries, such as changes in government, diplomatic conflicts, nationalization of industries, expropriation of assets, and the introduction of capital or currency controls or restrictions on foreign ownership. Exposure to foreign securities may also result in the Fund incurring foreign withholding taxes and being impacted by fluctuations in currency exchange rates, both of which can reduce yields and affect the value of investments. The Fund may encounter additional risks such as settlement delays, operational challenges associated with cross-border transactions, and limited regulatory supervision, especially in emerging or less developed markets.

ADR Risk. ADRs are subject to risks similar to those associated with direct investments in foreign securities, including currency exchange rate fluctuations, political and economic instability, foreign regulatory and accounting standards, and less publicly available information about foreign issuers. ADRs may also be subject to liquidity risks, as trading volumes for ADRs can be lower than those for U.S. securities, which may result in higher volatility or difficulty in buying or selling the securities at an optimal price.

Emerging Markets Risk. Investments in emerging market countries may expose the Fund to significantly increased risks compared to developed markets, including less developed legal, regulatory, and financial systems, heightened potential for political and economic instability, nationalization or expropriation of assets, inflation, and capital or currency controls. These markets may also experience greater volatility and reduced liquidity, weaker investor protections, unreliable custodial and settlement practices, and more pronounced currency fluctuations, all of which can adversely affect the value and liquidity of the Fund’s investments.

U.S. Government Securities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Fixed Income Risk. The value of investments in fixed income securities and securities in which the underlying investments are fixed income securities are expected to fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Fund or its underlying investments. Issuers of floating rate debt are exposed to higher interest payments in a rising rate environment. Issuers may default on interest and principal payments. Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Money Market Fund Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank or any government agency. It is possible for the Fund to lose money by investing in money market funds. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments held by the money market fund.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk, and, in the case of over-the-counter options, counterparty default risk. Option positions may expire worthless, exposing the Fund to potentially significant losses. If the Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Fund utilizes options combinations, such as spreads, straddles, collars, or other strategies, the premium received for writing the call option may offset, in part, the premium paid to purchase the corresponding put option; however, these strategies may limit upside gains while not fully protecting against downside risks, and the cost of implementing them may reduce the Fund’s overall returns. To the extent a Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

FLEX Options. FLEX Options are guaranteed for settlement by the OCC. Although unlikely, it is possible the OCC is unable to meet its settlement obligations, which could result in substantial loss for the Fund. FLEX Options may be less liquid than more traditional exchange-traded option contracts, meaning that the Fund may have more difficulty closing out certain FLEX Options positions at desired times and prices. Upon expiration, the FLEX Options held by the Fund will be exercisable at the strike price. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary due to factors other than the value of underlying asset, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and underlying asset, and the remaining time to expiration.

Investments in Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, such as mutual funds, closed-end funds, business development companies, and ETFs. These investments expose the Fund to the risks of the underlying funds, including the risk that those funds may not achieve their investment objectives or may underperform. The Fund will also bear its proportionate share of fees and expenses of the underlying funds, which may increase overall costs. Regulatory limits may restrict the Fund’s ability to invest in other funds.

Sector and Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance.

Geographic Focus Risk. The Fund may concentrate its investments in specific countries or geographic regions. As a result, the Fund is subject to greater risks from economic, political, regulatory, or market events in those areas. Investments in foreign markets involve additional risks, such as less liquid trading, different financial reporting standards, and increased potential for government intervention. Negative developments in a particular country or region may therefore have a greater adverse impact on the Fund than on more geographically diversified funds.

Frequent Trading and Portfolio Turnover Risk. The Fund may engage in frequent trading to achieve its investment objectives, which could result in higher transaction costs and taxable gains, negatively impacting performance. As an ETF, the Fund may also experience active trading of its shares in the market, which could lead to more frequent creation or redemption activities. In certain circumstances, this activity could increase the number of portfolio transactions, resulting in high portfolio turnover. High levels of portfolio turnover may increase brokerage and other transaction costs and could lead to increased taxable capital gains. These factors, in combination with the Fund’s pursuit of its investment objectives, could have a negative impact on the Fund’s overall performance.

Quantitative Model Risk. The Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

ETF Risks. The Fund is an ETF and invests in other ETFs. As result of this structure, the Fund is exposed directly or indirectly to the following risks:

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Only an Authorized Participant (an “Authorized Participant” or an “AP”) may engage in creation and redemption transactions directly with an ETF. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, Fund shares may trade at a material discount to NAV, the bid-ask spread could widen, and shares could face trading halts and/or delisting.

Costs of Buying or Selling Shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund shares (the “bid” price) and the price at which an investor is willing to sell Fund shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread”. The bid/ask spread varies over time for Fund shares based on trading volume and market liquidity and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund shares, including bid/ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the exchange and there may be times when the market price of Fund shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Fund shares or during periods of market volatility. If an investor buys Fund shares when the shares’ market price is at a premium, the investor may pay more than the shares’ underlying value. If an investor sells Fund shares when the shares’ market price is at a discount, the investor may receive less than the shares’ underlying value. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Fund shares are listed for trading on the NYSE Arca, Inc. (“Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market will develop or be maintained for Fund shares or that Fund shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund shares and could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. These conditions could cause the Fund’s shares to trade at a material discount to NAV and the bid-ask spread to widen.

Trading Issues. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties, issuers of securities held by the Fund, or other market participants may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing its operations.

New Fund Risk. The Fund is recently organized and has no operating history as of the date of this Prospectus. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Performance

The Fund is new and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Investment Adviser. Horizon Investments, LLC.

Sub-Adviser: Exchange Traded Concepts, LLC.

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Research and Quantitative Strategies of Horizon, Zachary F. Hill, CFA, Head of Portfolio Management of Horizon, and Clark Allen, Head of ETFs of Horizon, share responsibility for the day-to-day management of the International Managed Risk Fund as Co-Portfolio Managers and have each been a Co-Portfolio Manager of the International Managed Risk Fund since inception.

Purchase and Sale of Fund Shares. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price and, because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems shares on a continuous basis, at NAV, only in blocks of shares called Creation Units, principally in-kind, and only Authorized Participants (typically, broker-dealers) may purchase or redeem Creation Units. When buying or selling the Fund’s shares on the Exchange, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.horizonmutualfunds.com.

Tax Information

The International Managed Risk Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax- deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the International Managed Risk Fund through a broker-dealer or other financial intermediary (such as a bank), the International Managed Risk Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the International Managed Risk Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.